SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):  March 30, 2007

STARM Mortgage Loan Trust 2007-2
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-130373-26

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-130373

UBS Real Estate Securities Inc.

(Exact name of the sponsor as specified in its charter)

Delaware	06-1204982
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas

New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b)

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8

Item 8.01                      Other Events.

The Registrant registered issuances of its STARM Mortgage Loan Trust 2007-2, Mortgage Pass Through Certificates, Series 2007-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130373) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $725,190,000 aggregate principal amount of Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class B-1, Class B-2 and Class B-3 Certificates of its STARM Mortgage Loan Trust 2007-2, Mortgage Pass Through Certificates, Series 2007-2 on March 30, 2007.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 26, 2007, as supplemented by the Prospectus Supplement dated March 29, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2007, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer, trust administrator and custodian (“Wells Fargo”) and U.S. Bank National Association, as trustee (the “Trustee”).  The Certificates consist of the following classes: Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain adjustable-rate loans secured by first liens on Mortgaged Properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $725,190,000 as of March 1, 2007.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Section 9

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of March 29, 2007, by and among the Depositor, UBS Securities LLC and SunTrust Capital Markets Inc.

4.1	Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Depositor, the Transferor, Wells Fargo and the Trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between the Depositor and the Transferor.

99.2
Amended and Restated Purchase, Warranties and Servicing Agreement, dated as of December 1, 2004, among the Transferor, as purchaser, and SunTrust Mortgage, Inc., as seller and servicer (“SunTrust”) , as amended by Amendment Number One dated as of July 1, 2005, as further amended by Amendment Number Two dated as of February 28, 2006, as further amended by Amendment Number Three dated as of April 1, 2006, as further amended by Amendment Number Four dated as of August 1, 2006, and as further amended by Amendment Number Five dated as of March 21, 2007.

99.3	Reconstituted Servicing Agreement, dated as of March 30, 2007, between the Depositor and SunTrust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By: /s/ Sameer Tikoo
Name: Sameer Tikoo
Title: Associate Director

By: /s/ Agnes Teng
Name: Agnes Teng
Title: Associate Director

Dated:  April 26, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 29, 2007, by and among the Depositor, UBS Securities LLC and SunTrust Capital Markets Inc..

4.1	Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Depositor, the Transferor, Wells Fargo and the Trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between the Depositor and the Transferor.

99.2
Amended and Restated Purchase, Warranties and Servicing Agreement, dated as of December 1, 2004, among the Transferor, as purchaser, and SunTrust Mortgage, Inc., as seller and servicer (“SunTrust”) , as amended by Amendment Number One dated as of July 1, 2005, as further amended by Amendment Number Two dated as of February 28, 2006, as further amended by Amendment Number Three dated as of April 1, 2006, as further amended by Amendment Number Four dated as of August 1, 2006, and as further amended by Amendment Number Five dated as of March 21, 2007.

99.3	Reconstituted Servicing Agreement, dated as of March 30, 2007, between the Depositor and SunTrust.